F/m Investments European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2021
Shares		Fair Value
	COMMON STOCK - 0.0%
	INVESTMENT COMPANIES - 0.0%
220,000	Stirling Industries PLC * #	$ -
	TOTAL COMMON STOCK (Cost - $301,884)

	SHORT-TERM INVESTMENTS - 0.1%
	MONEY MARKET FUNDS - 0.1%
516	Fidelity Institutional Money Market Funds - Government Portfolio, Institutional Class, 0.01% **	516
516	Short-Term Investment Trust - Invesco Treasury Portfolio, Institutional Class, 0.01% **	516
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,032)	1,032

	TOTAL INVESTMENTS - 0.1% (Cost - $302,916)	$ 1,032
	OTHER ASSETS LESS LIABILITIES - 99.9%	755,709
	NET ASSETS - 100.0%	$ 756,741

PLC - Public Limited Company
* Non-income producing security.
# Fair valued security. The value of this security has been determined in good faith under the policies of the Board of Trustees.
** Money market fund; interest rate reflects effective yield on January 31, 2021.

F/m Investments European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
January 31, 2021

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
British Pound	2/11/2021	Goldman Sachs	1,254,152	$ 1,722,277	$ 3,873
British Pound	2/11/2021	Goldman Sachs	262,938	361,083	818
Pritish Pound	2/11/2021	Goldman Sachs	141,725	194,626	528
Euro	2/11/2021	Goldman Sachs	2,212,496	2,688,456	(203)
Euro	2/11/2021	Goldman Sachs	235,999	286,768	1,615
Euro	2/11/2021	Goldman Sachs	117,828	143,176	49
Norwegian Krone	2/11/2021	Goldman Sachs	254,350	29,738	295
Swedish Krona	2/11/2021	Goldman Sachs	4,264,609	511,970	(2,540)
Swedish Krona	2/11/2021	Goldman Sachs	643,386	77,239	248
Swiss Fanc	2/11/2021	Goldman Sachs	230,431	259,563	(472)
Swiss Franc	2/11/2021	Goldman Sachs	55,520	62,426	29
				$ 6,337,322	$ 4,240
To Sell:
British Pound	2/11/2021	Goldman Sachs	958,582	$ 1,316,384	$ (13,132)
British Pound	2/11/2021	Goldman Sachs	145,594	199,939	(1,759)
Euro	2/11/2021	Goldman Sachs	1,220,857	1,483,492	223
Euro	2/11/2021	Goldman Sachs	220,319	267,715	(597)
Norwegian Krone	2/11/2021	Goldman Sachs	2,283,171	266,942	639
Norwegian Krone	2/11/2021	Goldman Sachs	254,350	29,738	(30)
Swedish Krona	2/11/2021	Goldman Sachs	5,308,073	637,239	2,565
Swiss Franc	2/11/2021	Goldman Sachs	183,397	206,207	5
				$ 4,407,656	$ (12,086)

Total					$ (7,846)

F/m Investments European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2021

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Forward foreign currency exchange contracts (‘forward contracts”) are valued at the forward rate. Investments values in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following tables summarize the inputs used as of January 31, 2021 for the Fund’s investments measured at fair value:

F/m Investments European L/S Small Cap Fund
Assets *		Level 1	Level 2	Level 3	Total
Common Stock		$ -	$ -	$ -	$ -
Money Market Funds		1,032	-	-	1,032
Total		$ 1,032	$ -	$ -	$ 1,032
Liabilities*
Forward Currency Contracts		$ -	$ 7,846	$ -	$ 7,846
Total		$ -	$ 7,846	$ -	$ 7,846

The Fund did not hold any Level 3 securities during the period.
* Refer to the Portfolio of Investments for industry classification.
F/m Investments European L/S Small Cap Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
January 31, 2021

Foreign Currency Translations – The accounting records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

The following table is a summary of the unrealized appreciation/depreciation of derivative instruments utilized by the Fund as of January 31, 2021 categorized by risk exposure.

Unrealized appreciation/(depreciation) on derivatives
	Currency	Total Value at Janaury 31, 2021
Forward Currency Contracts	$ (7,846)	$ (7,846)
Total	$ (7,846)	$ (7,846)

The notional value of the derivative instruments outstanding as of January 31, 2021 as disclosed in the Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

Aggregate Unrealized Appreciation and Depreciation - Tax Basis
The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at January 31, 2021, was as follows:
		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
F/m Investments European L/S Small Cap Fund	527,127	-	(533,941)	(533,941)